Loan Receivable	12 Months Ended
Dec. 31, 2025
Loan Receivable [Abstract]
Loan receivable

4. Loan receivable

On August 1, 2024, the Company entered into a loan agreement with Ganghua Weijia Investment Limited (“Ganghua”), one of its key suppliers, in the principal amount of US$216,800. Under the terms of the agreement, Ganghua agreed that if it failed to repay the loan within five business days after the Company fully settled its outstanding accounts payable of US$316,800 to Ganghua, Ganghua would be required to pay interest on the unpaid loan balance at an annual rate of 8%, accruing from the date of receipt of the final payment on the accounts payable until the loan is repaid in full. The loan receivable balance was settled in March 2025, with no interest income recognized.